UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2026, the Board of Directors (the “Board”) of Altimmune, Inc. (the “Company”) appointed Richard Menziuso as the Company’s Vice President, Global Controller and Principal Accounting Officer effective as of September 29, 2026. Gregory Weaver will remain the Company’s Chief Financial Officer.

Mr. Menziuso, age 51, has 28 years of finance and accounting experience, including 12 years in public accounting. Prior to joining the Company, Mr. Menziuso served as Vice President, Corporate Controller of Centessa Pharmaceuticals plc, a biopharmaceutical company, from 2021 until its 2026 acquisition by Eli Lilly. Prior to joining Centessa, Mr. Menziuso served as North America Controller and Head of Global Finance Customer Solutions at Thermo Fisher Scientific (NYSE: TMO) from 2019 to 2021 and as Vice President, Accounting and Controller at Axovant Gene Therapies (Nasdaq: formerly AXGT, now SIOX) from 2017 to 2019. Earlier in his career, Mr. Menziuso held finance and accounting roles at LifeCell Corporation, ConvaTec Healthcare, Tyco International, PricewaterhouseCoopers and Bristol-Myers Squibb. Mr. Menziuso received a B.B.A. in Public Accounting from Pace University and is a Certified Public Accountant and Chartered Global Management Accountant.

There are no arrangements or understandings between Mr. Menziuso and any person other than with the Company pursuant to which he was appointed as principal accounting officer. There is no family relationship between Mr. Menziuso and any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Mr. Menziuso has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will enter into an indemnification agreement with Mr. Menziuso in connection with the foregoing, which will be in substantially the same form as that entered into with the other executive officers of the Company listed as Exhibit 10.7 to the Company's 2025 annual report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: September 29, 2026